UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2012

AMAROK RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-156594	98-0599925
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

30021 Tomas Street, Suite 300 Rancho Santa Margarita, CA92688 (Address of principal executive offices) (949) 682-7889 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amarok Resources Inc.

Form 8-K

Current Report

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 9, 2012, Amarok Resources, Inc. (the “Company”) entered into a Property Option Letter Agreement (the “Option Agreement”) with Dragon Resources Holdings Inc. ("Dragon"). Pursuant to the terms and conditions of the Option Agreement, the Company shall grant to Dragon an option to: (i) earn a thirty percent (30%) interest in that certain Property known as the Rodeo Creek Property (the “RC Property”) located in the State of Nevada; and (ii) earn a ten percent (10%) interest in that certain Property known as the MicMac Claims located within the Amarok Resources, Inc. McNeil Gold Project in Ontario, Canada (the “MicMac Claims”), collectively hereinafter referred to as the “Properties." In order to exercise the Option, Dragon shall be required to: (i) pay cumulative exploration expenditures of not less than five million dollars ($5,000,000) to be incurred on the RC Property over a two year period; (ii) pay cumulative exploration expenditures of not less than ten million dollars ($10,000,000) to be incurred on the MicMac Claims over a three year period; and (iii) pay to the Company the aggregate sum of five hundred thousand dollars ($500,000) on or before December 15, 2012 (the “Option Purchase Fee”). The Option Agreement also provides that upon receipt of the Option Purchase Fee, the Company shall: (i) cause a thirty to one (30-1) reverse split on all of the Company’s issued and outstanding shares of its common stock; and (ii) issue to Dragon one million five hundred thousand (1,500,000) post-split restricted shares of common stock from the Company’s authorized but unissued capital stock.

There is no material relationship between Amarok Resources, Inc. or its affiliates and any of the parties involved in this Agreement, other than in respect to the Option Agreement itself. The above description of the Option Agreement is intended as a summary only and which is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Option Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 2.03      Creation of a Direct Financial Obligation

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02       Unregistered Shares of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption from Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No. Description of Exhibit

16.1	Agreement between Amarok Resources Inc, and Dragon Resource Holdings Inc. on the Rodeo Creek and McNeil Properties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAROK RESOURCES, INC.
Date: November 19, 2012	By: /s/ Ron Ruskowsky
Ron Ruskowsky
Chief Executive Officer